UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 30, 2005

                                     Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

                  143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

                        (262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On July 22, 2005, Gehl Company (the “Company”) declared a three-for-two common stock split in the form of a 50% stock dividend with a record date of August 10, 2005, which was paid on August 24, 2005. The Company has adjusted its annual audited Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Selected Financial Data to reflect the stock split, and its unaudited Condensed Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(23.1)	Consent of PricewaterhouseCoopers LLP.

(99.1)	Consolidated Annual Financial Statements, MD&A and Selected Financial Data.

(99.2)	Unaudited Condensed Consolidated First Quarter Financial Statements and MD&A.

(99.3)	Unaudited Condensed Consolidated Second Quarter Financial Statements and MD&A.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY

Date: August 30, 2005	By: /s/ Thomas M. Rettler
Thomas M. Rettler
Vice President and Chief Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated August 30, 2005

Exhibit Number

(23.1)	Consent of PricewaterhouseCoopers LLP.

(99.1)	Consolidated Annual Financial Statements, MD&A and Selected Financial Data.

(99.2)	Unaudited Condensed Consolidated First Quarter Financial Statements and MD&A.

(99.3)	Unaudited Condensed Consolidated Second Quarter Financial Statements and MD&A.

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